Schedule of Investments April 30, 2023 (Unaudited)
Coho Relative Value Equity Fund

	Shares	Value
COMMON STOCKS - 96.9%
Communication Services - 2.9%
Walt Disney *	244,446	$25,055,715
Consumer Discretionary - 13.9%
Lowe's Companies	192,285	39,962,592
Nike - Class B	205,595	26,052,998
Ross Stores	353,359	37,714,006
Service Corp International	255,834	17,956,988
		121,686,584
Consumer Staples - 24.0%
Coca-Cola	452,536	29,030,184
Conagra Brands	673,677	25,572,779
Dollar General	154,736	34,267,835
JM Smucker	139,378	21,521,357
Mondelez International	470,659	36,108,959
Philip Morris International	246,351	24,627,709
Sysco	503,303	38,623,472
		209,752,295
Energy - 3.5%
Chevron	178,698	30,124,909

Financials - 12.2%
Global Payments	219,624	24,753,821
Marsh & McLennan Companies	181,892	32,775,120
State Street	362,205	26,172,933
U.S. Bancorp	654,960	22,452,029
		106,153,903

Health Care - 29.0% #
AmerisourceBergen	259,618	43,317,263
Amgen	100,896	24,188,807
Baxter International	292,678	13,954,887
CVS Health	413,568	30,318,670
Johnson & Johnson	198,118	32,431,917
Medtronic PLC	257,495	23,419,170
Perrigo PLC	526,318	19,573,767
Thermo Fisher Scientific	54,816	30,417,398
UnitedHealth Group	72,030	35,445,243
		253,067,122
Industrials - 7.8%
United Parcel Service - Class B	178,244	32,050,054
W.W. Grainger	52,125	36,256,586
		68,306,640
Information Technology - 3.6%
Microchip Technology	432,416	31,562,044

Total Common Stocks
(Cost $731,183,019)		845,709,212

SHORT-TERM INVESTMENT - 2.9%
U.S. Bank N.A., 2.96% ^
(Cost $25,742,415)	25,742,415	25,742,415

Total Investments - 99.8%
(Cost $756,925,434)		871,451,627
Other Assets and Liabilites, Net - 0.2%		1,371,482
Total Net Assets - 100.0%		$872,823,109

PLC	Public Limited Company
*	Non-income producing.
(a)
As of April 30, 2023, the Fund had a significant portion of its assets invested in the Consumer Staples sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

#
As of April 30, 2023, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").
GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$845,709,212	$–	$–	$845,709,212
Short-Term Investment	25,742,415	–	–	25,742,415
Total Investments in Securities	$871,451,627	$–	$–	$871,451,627

Refer to the Schedule of Investments for further information on the classification of investments.